Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of this audit report. No other events require adjustment to or disclosure in the consolidated financial statements other than the following:

On January 10, 2024, the Company withdrew an approximately $0.7 million loan from Line of Credit 1 issued by China Bank of Communication. The loan bears an interest rate of 4.4% to be due on January 8, 2025

On April 22, 2024, the Company completed the initial public offering (“IPO”) of 1,500,000 ordinary shares at an initial public offering price of $4.00 per share, resulting in net proceeds to the Company of approximately $4.3 million after deducting underwriting discounts and commissions and other expenses, and including net proceeds in the amount of $600,000 that were placed in an escrow account for 24-months following the closing of the IPO.